Exhibit 10.1

EXTENSION AGREEMENT

(Extension of Maturity Date Pursuant to Section 4.08 of the Credit Agreement)

This EXTENSION AGREEMENT (this “Agreement”) dated as of October 17, 2014 (the “Extension Effective Date”) is entered into by and among DEVON ENERGY CORPORATION, a Delaware corporation (the “U.S. Borrower”), DEVON NEC CORPORATION, a Nova Scotia unlimited company (“Devon NEC”), and DEVON CANADA CORPORATION, a Nova Scotia unlimited company (“Devon Canada,” and together with Devon NEC, the “Canadian Borrowers,” and, together with U.S. Borrower, the “Borrowers”), DEVON FINANCING COMPANY, L.L.C., a Delaware limited liability company (“Devon Financing”), the undersigned Lenders (as defined in the Credit Agreement) (the “Consenting Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Canadian Swing Line Lender and U.S. Swing Line Lender. As used herein, “Guarantors” shall mean the U.S. Borrower and Devon Financing. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement (as hereinafter defined).

R E C I T A L S

A. Reference is made to the Credit Agreement dated as of October 24, 2012 among the Borrowers, the Administrative Agent and the Lenders (as modified by the Extension Agreement dated September 3, 2013 (the “First Extension Agreement”), as amended by the First Amendment to Credit Agreement dated as of February 3, 2014, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. This Agreement is being executed to evidence Borrower’s requested extension of the Maturity Date from October 24, 2018 to October 24, 2019 pursuant to Section 4.08 of the Credit Agreement (the “Extension”).

C. Each of the Consenting Lenders is entering into this Agreement in order to evidence its consent to the Extension.

NOW, THEREFORE, the parties hereto agree as follows:

1. Consent to Extension.

(a) Subject to the satisfaction of the conditions precedent set forth in Paragraph 2 below, each Consenting Lender hereby consents to the Extension, and effective as of the Extension Effective Date, the Maturity Date applicable to each Consenting Lender is October 24, 2019.

(b) The parties hereto acknowledge and agree that a Lender may be a party to this Agreement as a Consenting Lender even if it was not a party to the First Extension Agreement, and the Maturity Date applicable to such Consenting Lender shall be October 24, 2019.

2. Conditions Precedent to Effectiveness. This Agreement and the Extension shall be effective as of the date hereof, provided that Administrative Agent shall have received the following (a) counterparts of this Agreement, executed by the Borrowers, the Guarantors and the Lenders holding more than 50% of the Aggregate Commitments (calculated in accordance with Section 4.08 of the Credit Agreement), (b) a certificate of each Loan Party dated as of the date hereof containing the certifications required by Section 4.08(b) of the Credit Agreement, and (c) a fee in the amount separately agreed by the Borrowers, for the account of each Consenting Lender.

3. Affirmation and Ratification of Loan Documents. Each Borrower and each Guarantor hereby (a) ratifies and affirms each Loan Document to which it is a party (as modified by the Extension), (b) agrees that all of its obligations and covenants under each Loan Document to which it is a party shall remain unimpaired by the execution and delivery of this Agreement and the other documents and instruments executed in connection herewith, and (c) agrees that each Loan Document to which it is a party (as modified by the Extension) shall remain in full force and effect.

4. Representations of Borrowers. Each Borrower represents and warrants for the benefit of the Consenting Lenders and the Administrative Agent as follows: (a) before and after giving effect to the Extension, the representations and warranties contained in Article 7 of the Credit Agreement and the other Loan Documents made by it are true and correct in all material respects on and as of the Extension Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, (b) before and after giving effect to the Extension no Default exists or will exist, and (c) no event has occurred since the date of the most recent audited financial statements of the U.S. Borrower delivered pursuant to Section 8.02(a) of the Credit Agreement that has had, or could reasonably be expected to have, a Material Adverse Effect.

5. Miscellaneous. (a) Headings and captions may not be construed in interpreting provisions; (b) this Agreement shall be governed by, and construed in accordance with, the law of the State of New York; and (c) this Agreement may be executed in any number of counterparts, and by the different parties hereto on separate counterparts, with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document. Delivery of an executed signature page by facsimile or other electronic transmission shall be effective as delivery of a manual executed counterpart.

6. ENTIRE AGREEMENT. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, TOGETHER WITH THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

DEVON ENERGY CORPORATION, as the U.S. Borrower and a Guarantor

By:	/s/ Jeffrey L. Ritenour
Jeffrey L. Ritenour
Senior Vice President, Corporate Finance and Treasurer

DEVON NEC CORPORATION, as a Canadian Borrower

By:	/s/ Jeffrey L. Ritenour
Jeffrey L. Ritenour
Treasurer

DEVON CANADA CORPORATION, as a Canadian Borrower

By:	/s/ Jeffrey L. Ritenour
Jeffrey L. Ritenour
Treasurer

DEVON FINANCING COMPANY, L.L.C., as a Guarantor

By:	/s/ Jeffrey L. Ritenour
Jeffrey L. Ritenour
Senior Vice President and Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Rosanne Parsill
Rosanne Parsill
Vice President

Signature Page

to Extension Agreement

BANK OF AMERICA, N.A., by its Canada Branch, as Administrative Agent

By:	/s/ Medina Sales de Andrade
	Name:	Medina Sales de Andrade
	Title:	Vice President

BANK OF AMERICA, N.A., as a Lender, a U.S. L/C Issuer, and a U.S. Swing Line Lender

By:	/s/ Joseph Scott
	Name:	Joseph Scott
	Title:	Director

BANK OF AMERICA, N.A., by its Canada Branch, as a Canadian Lender, a Canadian L/C Issuer, and a Canadian Swing Line Lender

By:	/s/ Medina Sales de Andrade
	Name:	Medina Sales de Andrade
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender and a U.S. L/C Issuer

By:	/s/ Debra Hrelja
	Name:	Debra Hrelja
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Canadian Lender and a Canadian L/C Issuer

By:	/s/ Debra Hrelja
	Name:	Debra Hrelja
	Title:	Vice President

Signature Page

to Extension Agreement

ROYAL BANK OF CANADA, as a Lender, a U.S. L/C Issuer, a Canadian Lender, and a Canadian L/C Issuer

By:	/s/ Jim Allred
	Name:	Jim Allred
	Title:	Authorized Signatory

THE ROYAL BANK OF SCOTLAND PLC, as a Lender, a U.S. L/C Issuer, a Canadian Lender and a Canadian L/C Issuer

By:	/s/ Steve Ray
	Name:	Steve Ray
	Title:	Authorized Signatory

BARCLAYS BANK PLC, as a Lender, a U.S. L/C Issuer, a Canadian Lender and a Canadian L/C Issuer

By:	/s/ Christopher Lee
	Name:	Christopher Lee
	Title:	Assistant Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Mark Oberreuter
	Name:	Mark Oberreuter
	Title:	Vice President

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, as a Lender

By:	/s/ Trudy Nelson
	Name:	Trudy Nelson
	Title:	Authorized Signatory

By:	/s/ William M. Reid
	Name:	William M. Reid
	Title:	Authorized Signatory

Signature Page

to Extension Agreement

CANADIAN IMPERIAL BANK OF COMMERCE, as a Canadian Lender

By:	/s/ Joelle Chatwin
	Name:	Joelle Chatwin
	Title:	Executive Director

By:	/s/ Chris Perks
	Name:	Chris Perks
	Title:	Managing Director

CITIBANK, N.A., as a Lender

By:	/s/ Michael Zeller
	Name:	Michael Zeller
	Title:	Vice President

CITIBANK, N.A., CANADIAN BRANCH, as a Canadian Lender

By:	/s/ Jonathan Cain
	Name:	Jonathan Cain
	Title:	Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Nupur Kumar
	Name:	Nupur Kumar
	Title:	Authorized Signatory

By:	/s/ Whitney Gaston
	Name:	Whitney Gaston
	Title:	Authorized Signatory

Signature Page

to Extension Agreement

EXPORT DEVELOPMENT CANADA, as a Lender

By:	/s/ Trevor Mulligan
	Name:	Trevor Mulligan
	Title:	Asset Manager

By:	/s/ Talal M. Kairouz
	Name:	Talal M. Kairouz
	Title:	Senior Asset Manager

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Rebecca Kratz
	Name:	Rebecca Kratz
	Title:	Authorized Signatory

MORGAN STANLEY BANK, N.A., as a Lender and a Canadian Lender

By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

THE BANK OF NOVA SCOTIA, as a Lender, a Canadian Lender, and a Canadian L/C Issuer

By:	/s/ John Frazell
	Name:	John Frazell
	Title:	Director

UBS AG, STAMFORD BRANCH, as a Lender and a Canadian Lender

By:	/s/ Houssem Daly
	Name:	Houssem Daly
	Title:	Associate Director

By:	/s/ Jennifer Anderson
	Name:	Jennifer Anderson
	Title:	Associate Director

Signature Page

to Extension Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Patrick Jeffrey
	Name:	Patrick Jeffrey
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, CANADA BRANCH, as a Canadian Lender

By:	/s/ Paul Rodgers
	Name:	Paul Rodgers
	Title:	Principal Officer

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Gabriela Ramirez
	Name:	Gabriela Ramirez
	Title:	Assistant Vice President

BANK OF MONTREAL, as a Lender and a Canadian Lender

By:	/s/ Melissa Guzmann
	Name:	Melissa Guzmann
	Title:	Vice President

Signature Page

to Extension Agreement